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                                                                 EXHIBIT 10.6(b)

                          CLASSIC COMMUNICATIONS, INC.
                        1998 RESTRICTED STOCK AWARD PLAN
                                AWARD AGREEMENT



         THIS AGREEMENT, made as of July 29, 1998, is between CLASSIC COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and STEVEN E. SEACH (the "Grantee").

         WHEREAS, the Board of Directors of the Company has awarded to the Grantee a total of 242,209 shares of the Company's Voting Common Stock, $0.01 par value per share (the "Restricted Stock"), subject to the restrictions set forth in the 1998 Restricted Stock Award Plan (the "Plan") and this Agreement; and

         WHEREAS, the Grantee has agreed to accept the shares of Restricted Stock awarded to the Grantee subject to the terms, conditions and restrictions set forth in the Plan and this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                  (1)                      Grantee accepts the award of
                                   242,209 shares of Restricted Stock
                                   made to Grantee by the Committee (as
                                   defined in the Plan), subject to the
                                   restrictions set forth in the Plan
                                   and which shall vest as follows:
                                   evenly on a monthly basis over three
                                   years (1/36 per month) beginning on
                                   the date hereof.

                  (2)                      Grantee certifies and agrees
                                   that the shares of Restricted Stock
                                   are being acquired by Grantee in
                                   accordance with and subject to the
                                   terms, conditions, and restrictions
                                   of the Plan, including, without
                                   limitation, Paragraphs 7 and 11
                                   thereof, and this Agreement.
                                   Grantee explicitly agrees that the
                                   shares of Restricted Stock acquired
                                   by Grantee will not be sold except
                                   pursuant to an effective
                                   registration statement under the
                                   Securities Act of 1933 (the "Act")
                                   unless the Company has received (i)
                                   an opinion of counsel satisfactory
                                   to it to the effect that such
                                   transfer does not require
                                   registration under the Act, and (ii)
                                   for any sale under Rule 144 of the
                                   Act, such evidence of compliance
                                   with that Rule as the Company shall
                                   request.  Grantee certifies that he
                                   is acquiring the Restricted Stock
                                   for his own account and not on
                                   behalf of any other person or for
                                   further distribution.

                  (3)                      Notwithstanding the
                                   provisions of the Company's Common
                                   Stock or any other agreement to the
                                   contrary, Grantee agrees that in the
                                   event of distributions with respect
                                   to the Company's Common Stock, the
                                   Grantee shall be entitled to $3.77
                                   less per share in cumulative
                                   distributions than the amount
                                   otherwise payable to other holders
                                   of Common Stock.  In the event that
                                   any dividend is distributed to the
                                   holders of Common Stock, the first
                                   $3.77 of such
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                                   cumulative dividends with respect to
                                   each of Grantee's Restricted Stock
                                   shall be withheld by the Company and
                                   instead shall be distributed totally
                                   to the other holders of Common Stock.


                  (4)                      The provisions of this
                                   Agreement shall be applicable to the
                                   Restricted Stock and to any shares
                                   or other securities of the Company
                                   or another corporation that may be
                                   acquired by the Grantee as a result
                                   of a stock dividend, stock split,
                                   recapitalization, reclassification,
                                   combination of shares, or the
                                   adjustment in the capital stock of
                                   the Company or otherwise, or as a
                                   result of a reorganization, merger,
                                   consolidation or other
                                   reorganization affecting the shares
                                   of Restricted Stock.

                  (5)                      This Agreement shall be
                                   binding upon and inure to the
                                   benefit of the Company and the
                                   Grantee, and the Company's
                                   successors and assigns.

                  (6)                      This Agreement may not be
                                   modified, amended, renewed, or
                                   terminated, nor may any term,
                                   condition, or breach of any term or
                                   condition be waived, except by a
                                   writing signed by the party or
                                   parties sought to be bound by such
                                   modification, amendment, renewal,
                                   termination or waiver.  Any waiver
                                   of any term, condition, or breach of
                                   any term or condition shall not
                                   operate as a waiver of breach of the
                                   same term or condition for the
                                   future, or of any subsequent breach.

                  (7)                      In the event of the
                                   invalidity of any part or provision
                                   of this Agreement, such invalidity
                                   shall not affect the enforceability
                                   of any other part or provision of
                                   this Agreement.


                                        CLASSIC COMMUNICATIONS, INC.


                                        By:  /s/ J. MERRITT BELISLE
                                           ------------------------------------
                                        J. Merritt Belisle
                                        Chief Executive Officer


                                        /s/ STEVEN E. SEACH
                                        ---------------------------------------
                                        Steven E. Seach, Grantee




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